UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 27, 2014

ENERGY FOCUS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-24230	94-3021850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

32000 Aurora Road
Solon, Ohio		44139
(Address of principal executive offices)		(Zip Code)

(440) 715-1300

(Registrant’s telephone number,
including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On March 27, 2014, Energy Focus, Inc. (the “Company”) issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2013. A copy of the press release is furnished with this Report as Exhibit 99.1 and is incorporated in this Report by reference.

The information under this Item in this Report, as well as Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information under this Item in this Report, and the Exhibit, shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933.

The press release, furnished with this Report as Exhibit 99.1, includes forward-looking statements within the meaning of the federal securities laws with respect to the Company's future operations and, as such, concerns matters that are not historical facts. These statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in such statements. Refer to Energy Focus, Inc.'s filings with the Securities and Exchange Commission, including its annual report on Form 10-K for the year ended December 31, 2013, its quarterly reports on Form 10-Q, and other periodic filings for a description of the foregoing and other factors that could cause actual results to differ materially from those in the forward-looking statements. In addition, other risk factors include, but are not limited to, growth in the markets into which Energy Focus sells; conditions of the lighting industry and the economy in general; statements as to our competitive position; future operating results; net sales growth; expected operating expenses; gross product margin improvement; sources of net sales; anticipated revenue from government contracts; product development and enhancements; liquidity, ability to generate cash and cash reserves; our reliance upon a limited number of customers; our accounting policies; the effect of recent accounting announcements; the development and marketing of new products; relationships with customers and distributors; relationships with, dependence upon, and the ability to obtain components from suppliers; our ability to compete in certain markets; the evolution and future size of those markets; seasonal fluctuations; plans for and expected benefits of outsourcing and offshore manufacturing; trends in the price and performance of light-emitting diode (“LED”) lighting products; the benefits and performance of our lighting products; the adequacy of our current physical facilities; our strategy with regard to protecting our proprietary technology; and our ability to retain qualified employees. The forward-looking statements speak only as of the date hereof. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated March 27, 2014 announcing financial results for the fourth quarter and year ended December 31, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 27, 2014

ENERGY FOCUS, INC.

	By	/s/ Frank Lamanna
	Name:	Frank Lamanna
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated March 27, 2014 announcing financial results for the fourth quarter and year ended December 31, 2013.